SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: FEBRUARY 10, 2004

                            PACER HEALTH CORPORATION
                            ------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                    0-28729               11-3144463
          -------                    -------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)

                             7759 N.W. 146th Street
                           Miami Lakes, Florida 33016
                    (Address of principal executive offices)

                                 (305) 828-7660
                (Registrant's Executive Office Telephone Number)

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a)  PREVIOUS INDEPENDENT ACCOUNTANTS

          (1)  (i) Effective February 10, 2004,  Pacer Health  Corporation  (the
"Registrant")   dismissed  Bagell  Josephs  &  Co.  ("Bagell  Josephs")  as  its
independent certified public accountants.

               (ii) Bagell Josephs' report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Bagell Josephs expressed substantial doubt about the Registrant's ability to continue as a going concern.

               (iii) The change of independent accountants was approved by the Registrant's Board of Directors on February 10, 2004.

               (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through February 10, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

               (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through February 10, 2004, Bagell Josephs did not advise the Registrant of any of the matters identified in paragraph
(a)(1)(v) of Item 304 of Regulation S-K.

               (vi) The Registrant has requested Bagell Josephs to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. The Registrant will file Bagell Josephs' letter by amendment upon receipt from Bagell Josephs.

          (b)  NEW INDEPENDENT ACCOUNTANTS

          On February 10, 2004, the Registrant engaged Ahern Jasco & Company, P.A. ("Ahern Jasco") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Ahern Jasco on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging the Company.


ITEM 7.  EXHIBITS

None.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2004         PACER HEALTH CORPORATION

                                By:   /s/ Rainier Gonzalez
                                    -------------------------------------------
                                    Name: Rainier Gonzalez
                                    Its:  President and Chief Executive Officer